THIRD AMENDMENT TO
                        CONNECTICUT NATURAL GAS CORPORATION
                            UNION EMPLOYEE SAVINGS PLAN
                             (AS AMENDED AND RESTATED
                         EFFECTIVE AS OF JANUARY 1, 1989)



         The Connecticut Natural Gas Corporation Union Employee Savings Plan is hereby amended as follows:

         1.    Section 2 is amended by the addition of the following new
   Section 2.05A:

               "2.05A   `Change of Control' shall mean (i)  the acquisition by
         any individual, entity or group (within the meaning of Section
         13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as
         amended (the "Exchange Act")) (a "Person") of beneficial ownership
         (within the meaning of Rule 13d-3 promulgated under the Exchange Act)
         of 20% or more of either 1) the then outstanding shares of common stock of the Corporation (the "Outstanding Common Stock") or 2) the
         combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: 1) any acquisition directly from the Corporation, 2) any acquisition by the Corporation, 3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the
         Corporation or 4) any acquisition by any corporation pursuant to a transaction which complies with clauses 1), 2) and 3) of subsection
         (iii) of this Section 2.05A; or (ii)  Individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board")
         cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the
         Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or (iii)  Consummation of a
         reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a
         "Business Combination"), in each case, unless, following such
         Business Combination, 1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the
         Outstanding Common Stock and Outstanding Voting Securities
         immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns


         the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be 2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and 3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or (iv) Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation. As used in this
         Section 2.05A, the term "Corporation" shall mean Connecticut Natural Gas Corporation or any successor thereto."

         2.    The following is added to Section 9.03 at the end thereof:

         "Notwithstanding the foregoing, effective as of the date of a Change of Control, as defined in Section 2.05A, each Participant who is employed by CNG or any of its subsidiaries on or after the effective date of such Change of Control shall have a fully vested interest in his Company Matching Account without regard to the number of years of Continuous Service completed."

         3. Except as hereinabove modified and amended, the Amended and Restated Plan, as amended, shall remain in full force and effect.

         4.    This Amendment is effective as of the date it is adopted.

         IN WITNESS WHEREOF, the Company hereby executes this Third Amendment this 27th day of June, 1995.

   ATTEST:                             CONNECTICUT NATURAL GAS CORPORATION

   Barbara Z. Rieck                    By:  Frank H. Livingston
   ----------------------------             --------------------------------
                                          Its  Vice President












